Exhibit 10.1

February 10, 2021

Gentlemen:

Goal Acquisitions Corp. (“Corporation”), a blank check company formed for the purpose of acquiring one or more businesses or entities (a “Business Combination”), intends to register its securities under the Securities Act of 1933, as amended (“Securities Act”), in connection with its initial public offering (“IPO”). The Corporation currently anticipates selling units in the IPO, each comprised of one share of common stock, par value $0.0001 per share, of the Corporation (“Common Stock”) and one warrant (“Warrant”), each Warrant to purchase one share of Common Stock.

The undersigned hereby commits to purchase an aggregate of 600,000 units of the Corporation (“Initial Units”) at $10.00 per Initial Unit for an aggregate purchase price of $6,000,000 (the “Initial Purchase Price”). Additionally, if the underwriters in the IPO (“Underwriters”) exercise their over-allotment option in full or part, the undersigned further commits to purchase up to an additional 67,500 Units (“Additional Units” and together with the Initial Units, the “Private Units”) at $10.00 per Additional Unit, for an aggregate purchase price of up to $675,000 (the “Over-Allotment Purchase Price” and together with the Initial Purchase Price, the “Purchase Price”). At least 24 hours prior to the effective date (“Effective Date”) of the Corporation’s registration statement filed in connection with the IPO (“Registration Statement”), the undersigned may cause the Purchase Price to be delivered to Sheppard Mullin Richter & Hampton, LLP, counsel for the Corporation (“Counsel”), by wire transfer as set forth in the instructions attached as Exhibit A hereto to hold in a non-interest bearing account until the Corporation consummates the IPO. The undersigned agrees that if the size of the IPO is increased or decreased for any reason, the amount of the undersigned’s investment will be either increased or decreased, as applicable, so that the undersigned’s percentage of the aggregate investment in Private Units made by the undersigned and other investors of the Company remains the same. If the size of the offering is increased, the undersigned agrees that it will deliver the purchase price for such additional Private Units to Counsel as set forth above or as promptly as is reasonably practicable following the increase if it is on the Effective Date. If the size of the offering is decreased, the unused portion of the Purchase Price shall be returned to the undersigned.

The consummation of the purchase and issuance of the Initial Units and Additional Units (if any) shall occur simultaneously with the consummation of the IPO and over-allotment option, respectively. Simultaneously with the consummation of the IPO, Counsel shall deposit the Initial Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Corporation for the benefit of the Corporation’s public stockholders as described in the Registration Statement. Simultaneously with the consummation of all or any part of the over-allotment option, Counsel shall deposit the pro-rata portion of the Over-Allotment Purchase Price, based upon the amount of the over-allotment option that has been exercised, without interest or deduction, into the Trust Fund. Upon expiration of the over-allotment option, Counsel shall return any unused portion of the Over-Allotment Purchase Price to the undersigned. If the Corporation does not complete the IPO within thirty (30) days from the Effective Date, the Purchase Price (without interest or deduction) will be returned to the undersigned.

Each of the Corporation and the undersigned acknowledges and agrees that Counsel is serving hereunder solely as a convenience to the parties to facilitate the purchase of the Private Units and Counsel’s sole obligation under this letter agreement is to act with respect to holding and disbursing the Purchase Price for the Private Units as described above. Counsel shall not be liable to the Corporation or the undersigned or any other person or entity in respect of any act or failure to act hereunder or otherwise in connection with performing its services hereunder unless Counsel has acted in a manner constituting gross negligence or willful misconduct. The Corporation shall indemnify Counsel against any claim made against it (including reasonable attorney’s fees) by reason of it acting or failing to act in connection with this letter agreement except as a result of its gross negligence or willful misconduct. Counsel may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties.

The Private Units and underlying Private Warrants will be identical to the units and warrants to be sold by the Corporation in the IPO, except that:

●	the undersigned agrees to vote the shares of Common Stock included in the Private Units (“Private Shares”) in favor of any proposed Business Combination;

●	the Private Warrants included in the Private Units (i) will not be redeemable by the Corporation and (ii) may be exercised for cash or on a cashless basis, as described in the Registration Statement, in each case so long as they are held by the undersigned or any of its permitted transferees;

●	the undersigned agrees not to seek conversion, or seek to sell such shares in any tender offer, in connection with any amendment to the Corporation’s charter documents or any proposed Business Combination with respect to the Private Shares;

●	the Private Units and underlying securities will not be transferable by the undersigned until the consummation of a Business Combination (subject to certain exceptions as described in the Registration Statement and set forth in the warrant agreement governing the Private Warrants);

●	the Private Units and underlying securities will be subject to customary registration rights, pursuant to a registration rights agreement on terms agreed upon by the Corporation and the Underwriters to be filed as an exhibit to the Registration Statement;

●	the undersigned will not participate in any liquidation distribution with respect to the Private Units or the underlying securities (but will participate in liquidation distributions with respect to any units or shares of Common Stock purchased by the undersigned in the IPO or in the open market after the IPO) if the Corporation fails to consummate a Business Combination; and

●	the Private Units and the underlying securities will include any additional terms or restrictions as is customary in other similarly structured blank check company offerings or as may be reasonably required by the Underwriters in order to consummate the IPO, which terms or restrictions will be described in the Registration Statement.

The undersigned acknowledges and agrees that it will execute agreements in form and substance typical for transactions of this nature necessary to effectuate the foregoing agreements and obligations prior to the consummation of the IPO as are reasonably acceptable to the undersigned, including but not limited to (i) an insider letter, (ii) an escrow agreement and (iii) a registration rights agreement.

The undersigned hereby represents and warrants that, as applicable:

(a)	it has been advised that the Private Units and the underlying securities have not been registered under the Securities Act;

(b)	it is acquiring the Private Units and the underlying securities for its account for investment purposes only;

(c)	it has no present intention of selling or otherwise disposing of the Private Units or the underlying securities in violation of the securities;

(d)	it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended;

(e)	it has had both the opportunity to ask questions and receive answers from the officers and directors of the Corporation and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder;

(f)	it is familiar with the proposed business, management, financial condition and affairs of the Corporation;

(g)	it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein or needed to consummate the transactions contemplated in this letter; and

(h)	this letter constitutes a legal, valid and binding obligation, and is enforceable against it.

[Signature Page Follows]

Very truly yours,

GOAL ACQUISITIONS SPONSOR LLC

By:	/s/ William Duffy
Name:	William Duffy
Title:	Manager

Accepted and Agreed:

GOAL ACQUISITIONS CORP.

By:	/s/ William Duffy
Name:	William Duffy
Title:	Chief Financial Officer and Chief Operating Officer

sheppard, mullin, richter & hampton llp

(solely with respect to its obligations to hold

and disburse monies for the Private Units)

By:	/s/ Justin Anslow
Name:	Justin Anslow
Title:	Attorney

[Signature Page to Sponsor Subscription Agreement]